Exhibit 10.14

EXECUTION VERSION

THIRD SUPPLEMENTAL INDENTURE

THIRD SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”), dated as of February 9, 2022, among SAZKA Group a.s. (the “Issuer”) and SAZKA Czech a.s. (“SAZKA Czech”), Italian Gaming Holding a.s. (“IGH”), SAZKA Group Financing a.s. (“SAZKA Group Financing”), SAZKA Group Financing (Czech Republic) a.s. (“SAZKA Group Czech Financing”), SAZKA a.s. (“SAZKA”) and Austrian Gaming Holding a.s. (“AGH”), each a company organized and existing under the laws of the Czech Republic, CAME Holding GmbH (“CAME”), a company organized and existing under the laws of the Republic of Austria and Allwyn Entertainment Financing (UK) plc, a public limited company incorporated in England and Wales (the “Subsequent Guarantor” and, together with SAZKA Czech, IGH, SAZKA Group Financing, SAZKA Group Czech Financing, SAZKA, AGH and CAME, the “Guarantors”), and Lucid Trustee Services Limited, as Trustee.

W I T N E S E T H

WHEREAS, the Issuer has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of February 5, 2020, providing for the issuance of 3 7⁄8% Senior Notes due 2027 (the “Notes”), as supplemented by a supplemented indenture dated December 16, 2020 and by a supplemental indenture dated December 23, 2020;

WHEREAS, the Indenture provides that under certain circumstances the Issuer and any Guarantor may make any change to the Indenture that would, amongst other things, not materially adversely affect the legal rights under the Indenture of any such Holder; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Issuer, the Guarantors and the Trustee are authorized to execute and deliver this Third Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.	CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.	PROHIBITION ON TRANSFERS TO CZECH TAX RESIDENT NATURAL PERSONS. Pursuant to Section 9.01 of the Indenture, a new paragraph (i) to Section 2.06 shall be added as follows:

(i) Prohibition on Transfers to Czech Tax Resident Natural Persons. Notwithstanding anything to the contrary in this Indenture or the Notes, no holder of a Book-Entry Interest in a Global Note may transfer or exchange such Book-Entry Interest to a natural person who is a tax resident in the Czech Republic (determined according to applicable tax law) who takes delivery thereof in the form of a Book-Entry Interest in the same Global Note, another Global Note or in the form of a Definitive Registered Note.

3.

AGREEMENT TO GUARANTEE. The Subsequent Guarantor hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Guarantee and in the Indenture including but not limited to Article 11 thereof.

(a)	The Subsequent Guarantor hereby agrees that its Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

(b)

If an Officer or duly authorized signatory pursuant to a board resolution or power of attorney whose signature is on this Third Supplemental Indenture or on the Guarantee no longer holds that office at the time the Trustee or Authenticating Agent procures the authentication of the Note on which a Guarantee is endorsed, the Guarantee shall be valid nevertheless.

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4.

Upon execution of this Third Supplemental Indenture, the delivery of any Note by the Trustee or the Authenticating Agent, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Third Supplemental Indenture on behalf of the Subsequent Guarantor.

5.	INCORPORATION BY REFERENCE. Section 13.06 of the Indenture is incorporated by reference to this Third Supplemental Indenture as if more fully set out herein.

6.	NEW YORK LAW TO GOVERN. THIS THIRD SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES AND THE GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

7.

COUNTERPARTS. The parties may sign any number of copies of this Third Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Third Supplemental Indenture. The exchange of copies of this Third Supplemental Indenture and of signature pages by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Third Supplemental Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be deemed to be their original signatures for all purposes.

8.	EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

9.

THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity, adequacy or sufficiency of this Third Supplemental Indenture or for or in respect of the recitals and statements contained herein, all of which are made solely by the Issuer and each Guarantor. All of the provisions contained in the Indenture in respect of the rights, privileges, immunities, indemnities, powers and duties of the Trustee shall be applicable in respect of the outstanding Notes and this Third Supplemental Indenture or fully and with like effect as if set forth in full herein. In executing this Third Supplemental Indenture, the Trustee has relied absolutely on an Officer’s Certificate and an Opinion of Counsel confirming inter alia compliance with all conditions precedent related to the amendment conditions set out in Section 9.01 of the Indenture.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed and attested, all as of the date first above written.

SAZKA Group a.s., as the Issuer

By:	/s/ Vladimír Rýlich
Name: Vladimír Rýlich
Title: Under Power of Attorney

By:
Name:
Title:

SAZKA Czech a.s.

By:	/s/ Vladimír Rýlich
Name: Vladimír Rýlich
Title: Under Power of Attorney

By:
Name:
Title:

Italian Gaming Holding a.s.

By:	/s/ Vladimír Rýlich
Name: Vladimír Rýlich
Title: Under Power of Attorney

By:
Name:
Title:

SAZKA Group Financing a.s.

By:	/s/ Vladimír Rýlich
Name: Vladimír Rýlich
Title: Under Power of Attorney

By:
Name:
Title:

[Signature Page to the Third Supplemental Indenture to 2027 Indenture]

SAZKA a.s.,

By:	/s/ Vladimír Rýlich
Name: Vladimír Rýlich
Title: Under Power of Attorney

By:
Name:
Title:

SAZKA Austrian Gaming Holding a.s.

By:	/s/ Vladimír Rýlich
Name: Vladimír Rýlich
Title: Under Power of Attorney

By:
Name:
Title:

SAZKA Group Financing (Czech Republic) a.s.

By:	/s/ Vladimír Rýlich
Name: Vladimír Rýlich
Title: Under Power of Attorney

By:
Name:
Title:

[Signature Page to the Third Supplemental Indenture to 2027 Indenture]

CAME Holding GmbH

By:	/s/ Vladimír Rýlich
Name: Vladimír Rýlich
Title: Under Power of Attorney

[Signature Page to the Third Supplemental Indenture to 2027 Indenture]

Allwyn Entertainment Financing (UK) plc

By:	/s/ Jonathan Handyside
Name: Jonathan Handyside
Title: Director

By:	/s/ Kenneth Morton
Name: Kenneth Morton
Title: Director

[Signature Page to the Third Supplemental Indenture to 2027 Indenture]

Lucid Trustee Services Limited, as the Trustee

By:	/s/ Paul Barton
Name: Paul Barton
Title: Director

[Signature Page to the Third Supplemental Indenture to 2027 Indenture]